Second Quarter 2012 Earnings July 19, 2012 Exhibit 99.2

Blackstone 1
Blackstone’s Second Quarter 2012 Earnings
Economic Net Income (“ENI”) was $212 million for the second quarter, down from $804 million in the same period a year ago, as difficult public markets impacted Performance Fees and Investment Income particularly in our public and non-dollar denominated investments.
•
Blackstone earned $704 million of ENI year-to-date in challenging markets which reflects the continued strong growth in AUM and Fee Related Earnings, the resiliency of our highly diversified earnings streams and the positive year-to-date contributions across our businesses.
Fee-Earning AUM reached a record $158 billion in the second quarter, up 22% over the same period last year, as
$44 billion of gross inflows (including $10 billion from the Harbourmaster acquisition) more than offset $13 billion of capital returned to investors over the same period.
Gross fee-earning inflows for the quarter were $5.8 billion, including fundraising for our latest global real estate fund, new private equity energy fund (“BEP”) and strong inflows in Credit Businesses and Hedge Fund Solutions.
Distributable Earnings for the second quarter of $188 million were roughly flat from the year ago period.
GAAP Revenues of $627 million led to a Net Loss of $75 million after IPO and acquisition-related charges.
Note: Prior periods amounts on all pages have been adjusted to conform to  the current period presentation and definitions.
(1) Economic Net Income has been redefined as Economic Income after current taxes (“Taxes”); it no longer deducts the implied provision for income taxes.
(2) ENI per Unit is based on the Weighted-Average ENI Adjusted Units.
(3) DE per Common Unit equals Pre-Tax DE allocated to Common Unitholders less Other Payables to Common Unitholders divided by Total GAAP Common Units Outstanding.
% Change
(Dollars in Thousands, Except per Unit Data)
2Q'11 1Q'12 2Q'12 vs. 2Q'11 vs. 1Q'12
GAAP Net Income (Loss) 86,237 $            58,325 $            (74,964) $           n/m n/m
Economic Net Income ("ENI")
(1)
804,181 $          491,217 $          212,349 $          (74)% (57)%
ENI per Unit
(2)
0.73 $                0.44 $                0.19 $                (74)% (57)%
Fee Related Earnings ("FRE") 156,297             146,928             145,729             (7)% (1)%
Distributable Earnings ("DE") 190,878 $          162,121 $          188,404 $          (1)% 16%
DE per Common Unit
(3)
0.16 $                0.15 $                0.16 $                0% 7%
Total Assets Under Management 158,703,173     190,074,167     190,267,831     20% 0%
Fee-Earning Assets Under Management 129,001,206     156,261,446     157,646,521     22% 1%

Fee Earnings

Distributable Earnings

Economic Net Income

Blackstone
Walkdown of Financial Metrics
2Q'12 Year-to-Date
(Dollars in Thousands, Except per Unit Data)
Results Per Unit
(1)
Results Per Unit
(1)
Base Management Fees 381,344 $       776,850 $
Transaction and Other Fees, Net 49,453 87,924
Advisory Fees 93,372 169,218
Management Fee Offsets (7,973) (21,023)
Interest Income and Other Revenue 11,455 25,903
Compensation (268,884) (523,656)
Other Operating Expenses (113,038) (222,559)
Fee Related Earnings 145,729 $       0.13 $             292,657 $       0.26 $
Net Realized Incentive Fees 6,117 7,144
Net Realized Carried Interest 48,030 53,652
Realized Investment Income 8,080 25,675
Taxes and Related Payables (19,552) (28,603)
Distributable Earnings
188,404 $       0.16 $             350,525 $       0.31 $
Net Unrealized Incentive Fees (7,478) 47,864
Net Unrealized Carried Interest 47,475 261,728
Unrealized Investment Income (26,236) 33,265
Add Back: Related Payables 10,184
10,184
Economic Net Income
212,349 $       0.19 $             703,566 $       0.63 $

See Appendix - Calculation of Certain Non-GAAP Financial Metric Components for the calculation of the amounts presented herein which are not the respective captions from the Total
Segment information.
(1)
Fee Related Earnings per Unit is based on DE Units Outstanding; DE per Unit equals DE per Common Unit; and ENI per Unit is based on Weighted-Average ENI Adjusted Units (See
Appendix - Unit Rollforward).

Blackstone
Private Equity
Revenues were impacted by a sharp decline in Performance Fees and Investment Income as the carrying value of assets overall was down 4.2% for the quarter.
•
Negative markets particularly impacted the segment’s public holdings and non-dollar denominated investments while private holdings remained largely flat for the quarter.  The overall portfolio is up slightly year-to-date.
Private Equity had $533 million of net accrued Performance Fees at the end of the quarter substantially related to
BCP IV, which is in full cash carry at a 37% net IRR.  During the quarter, BCP IV contributed $28 million in net realized performance fees.
Returned $403 million of capital to investors during the quarter at an average 2.1x Multiple of Invested Capital
(“MOIC”) and invested $109 million of total capital with an additional $1.2 billion committed but not yet deployed, bringing year-to-date total capital deployed and committed to $2.0 billion.
Fundraising continues for our new energy fund (“BEP”) with an additional $500 million of new commitments bringing the total fund size to over $2 billion to date.
(1) Economic Income is pre-tax Economic Net Income.
(4.2)%
2Q’12 Decrease in Fund Carrying Value
$533 million
Net Accrued Performance Fees at 2Q’12
4%
Increase in Fee-Earning AUM since 2Q’11
(Dollars in Thousands)
2Q'11 1Q'12 2Q'12 vs. 2Q'11 vs. 1Q'12
Fee Revenues 130,883 $        102,309 $        105,430 $        (19)% 3%
Performance Fees 188,552 37,984 (59,112) n/m n/m
Investment Income (Loss) 79,968 30,380 (34,532) n/m n/m
Total Revenues 399,403 170,673 11,786 (97)% (93)%
Compensation 64,633 52,547 53,775 (17)% 2%
Performance Fee Compensation 29,358 (732) (7,455) n/m n/m
Other Operating Expenses 30,124 28,881 30,521 1% 6%
Total Expenses 124,115 80,696 76,841 (38)% (5)%
Economic Income (Loss) ("EI")
(1)
275,288 $        89,977 $          (65,055) $         n/m n/m
Total AUM 46,728,301 47,624,013 46,633,552 (0)% (2)%
Fee-Earning AUM 35,778,240 37,323,635 37,159,452 4% (0)%
% Change

Blackstone
Real Estate
Revenues were down from the prior year due to smaller appreciation gains in the funds and the “catch-up” of
Performance Fees in the year-earlier period which negatively impacted year-over-year comparisons.
Carrying value of assets overall was up 2.9% for the quarter and up 6.7% year-to-date.
•
Portfolio appreciation was driven by continued strengthening of operating fundamentals, particularly in our hospitality, office and retail holdings where occupancy rose during the quarter and over the last year.
During the quarter, Real Estate distributed $800 million of cash to investors, which includes $422 million of sale proceeds from dispositions of BREP investments at an average 2.0x MOIC.
Investment activity remained robust with $2.0 billion of total capital invested and an additional $1.6 billion committed but not yet deployed during the quarter, bringing year-to-date total capital deployed and committed to
$4.7 billion.
Fundraising continues for our most recent global real estate fund, with $2 billion in additional commitments in the second quarter bringing the total fund size to over $12 billion.
2.9%
2Q’12 Increase in Fund Carrying Value
$1 billion
Net Accrued Performance Fees at 2Q’12
(1) Base Management Fees up 31% over the same quarter last year; transaction fees down over the same period due to a significant transaction fee related to the Centro acquisition in 2Q’11.  (See Appendix for segment detail.)
38%
Increase in Fee-Earning AUM since 2Q’11
(Dollars in Thousands)
2Q'11 1Q'12 2Q'12 vs. 2Q'11 vs. 1Q'12
Fee Revenues
(1)
149,514 $         155,430 $         150,298 $         1% (3)%
Performance Fees 450,290            238,030            164,289            (64)% (31)%
Investment Income 48,726               33,724               24,011               (51)% (29)%
Total Revenues 648,530            427,184            338,598            (48)% (21)%
Compensation 70,651               68,889               76,576               8% 11%
Performance Fee Compensation 100,403            62,122               38,320               (62)% (38)%
Other Operating Expenses 22,971               28,924               26,560               16% (8)%
Total Expenses 194,025            159,935            141,456            (27)% (12)%
Economic Income 454,505 $         267,249 $         197,142 $         (57)% (26)%
Total AUM 37,605,560       48,322,760       50,225,950       34% 4%
Fee-Earning AUM 27,919,000       36,647,462       38,476,123       38% 5%
% Change

Blackstone 5
Hedge Fund Solutions
Total Revenues were down 15% year-over-year despite AUM growth, reflecting negative Performance Fees in the quarter, which more than offset Fee Revenue growth of 5% over the year ago period.
Composite returns were down 1.2% net for the quarter and up 2.7% net year-to-date.
•
The composite return outperformed the MSCI
(1)
, which was down 5.8% for the quarter.
Fee-Earning AUM for the segment grew 8% to $40.2 billion over the last twelve months.
•
$4.2 billion of fee-earning net inflows primarily in customized and commingled investment products.
•
July 1
st
subscriptions of $921 million are not included in the quarter-end Fee-Earning AUM.
$9 billion or 41% of Incentive Fee-Earning AUM were estimated above their respective High Water Mark and/or
Hurdle as of June 30, 2012 and another $7 billion of assets were within 2% of earning Performance Fees.
$22 billion
2Q’12 Incentive Fee-Earning AUM
(2)
Above
HWM /
Hurdle
0-2%
Below
> 5%
Below
2-5%
Below
(Dollars in Thousands)
2Q'11 1Q'12 2Q'12 vs. 2Q'11 vs. 1Q'12
Fee Revenues 80,389 $           81,837 $           84,490 $           5% 3%
Performance Fees 4,108                 26,485               (9,806)                n/m n/m
Investment Loss (9)                        8,874                 (2,707)                n/m n/m
Total Revenues 84,488               117,196            71,977               (15)% (39)%
Compensation 31,674               28,233               34,559               9% 22%
Performance Fee Compensation 3,208                 8,672                 (3,165)                n/m n/m
Other Operating Expenses 16,075               13,934               14,506               (10)% 4%
Total Expenses 50,957               50,839               45,900               (10)% (10)%
Economic Income 33,531 $           66,357 $           26,077 $           (22)% (61)%
Total AUM 40,578,219       43,351,275       42,888,946       6% (1)%
Fee-Earning AUM 37,244,509       40,543,772       40,161,179       8% (1)%
% Change
$3B / 14%
$3B / 15%
$7B / 31%
$9B / 41%
(1) The MSCI World Index is a world stock market index with over 1,600 world stocks.
(2) Represents incentive fee eligible AUM above or below High Water Mark or Relevant Benchmark. Totals may not add due to rounding.

Blackstone
Credit Businesses
Fee Revenues grew 53% from the prior year driven by continued growth in AUM, strong fund performance and the impact of the Harbourmaster acquisition.
Net accrued Performance Fees grew to $176 million at the end of 2Q’12 with strong performance in the quarter.
Fee-Earning AUM was essentially flat from 1Q’12 as $1.8 billion of inflows were largely offset by foreign currency translation from our euro denominated CLOs, as well as the deleveraging of certain CLO vehicles.
Fund returns remained solid despite volatile markets:
•
Hedge Funds
(1)
were down 0.8% net for the quarter and up 2.8% net year-to-date.
•
Mezzanine Funds
(1)
were up 4.2% net for the quarter and up 9.5% net year-to-date.
•
Rescue Lending Funds
(1)
were up 2.3% net for the quarter and up 7.3% net year-to-date.
Deployed $260 million of LP capital in our Mezzanine Funds and $177 million in our Rescue Lending Funds.
$51 billion
2Q’12 Total AUM
Customized Credit
Strategies
(3)
Rescue
Lending
Mezzanine
Funds
Hedge Fund
Strategies
(1) Represents weighted average returns for the respective flagship funds.
(2) 2Q’12 includes $9.6 billion of Total AUM and $9.4 billion of Fee-Earning AUM from the January 5, 2012 acquisition of Harbourmaster.
(3) Includes CLOs, permanent capital vehicles, commingled funds and separately managed accounts.
(Dollars in Thousands)
2Q'11 1Q'12 2Q'12 vs. 2Q'11 vs. 1Q'12
Fee Revenues 59,019 $           87,700 $           90,354 $           53% 3%
Performance Fees 30,108               83,257               39,466               31% (53)%
Investment Income (Loss) 8,673                 9,894                 (3,518)                n/m n/m
Total Revenues 97,800               180,851            126,302            29% (30)%
Compensation 33,071               37,143               42,845               30% 15%
Performance Fee Compensation 12,839               39,450               12,993               1% (67)%
Other Operating Expenses 10,226               17,096               15,749               54% (8)%
Total Expenses 56,136               93,689               71,587               28% (24)%
Economic Income 41,664 $           87,162 $           54,715 $           31% (37)%
Total AUM
(2)
33,791,093       50,776,119       50,519,383       50% (1)%
Fee-Earning AUM
(2)
28,059,457       41,746,577       41,849,767       49% 0%
% Change

Blackstone
Financial Advisory
Fee Revenues of $95 million were up 23% from the first quarter of this year as both our strategic advisory and restructuring businesses experienced increases in closed deals in contrast to the markets in general and a relative slow first quarter of this year.
•
Revenues were down year-over-year largely due to a very strong quarter for strategic advisory in the second quarter of 2011.
The Restructuring group has had a strong 2012 as evidenced by its #1 ranking for worldwide completed restructurings in the Thomson Reuters league tables for the first half of 2012.
While the M&A environment generally remains weak, Blackstone’s 2012 backlog is healthy, with deal activity in line with the same period last year.
Park Hill’s pipeline is robust as fundraising market conditions are challenged and placement services are in high demand; the softness this quarter reflected more timing than recurring activity levels.
(Dollars in Thousands)
2Q'11 1Q'12 2Q'12 vs. 2Q'11 vs. 1Q'12
Fee Revenues 104,209 $         77,635 $           95,187 $           (9)% 23%
Investment Income 211                     534                     482                     n/m (10)%
Total Revenues 104,420            78,169               95,669               (8)% 22%
Compensation 72,363               67,960               61,129               (16)% (10)%
Other Operating Expenses 19,967               20,686               25,702               29% 24%
Total Expenses 92,330               88,646               86,831               (6)% (2)%
Economic Income (Loss) 12,090 $           (10,477) $          8,838 $              (27)% n/m
% Change

Blackstone
Assets Under Management
Fee-Earning AUM reached a record $158 billion in the second quarter, up 22% over the same period last year, as
$44 billion of gross inflows (including $10 billion from the Harbourmaster acquisition) more than offset $13 billion of capital returned to investors over the same period.
•
Including commitments, not yet earning fees, Blackstone’s Fee-Earning AUM would have been $169 billion.
Total Assets Under Management increased 20% year-over-year to $190 billion up slightly from last quarter.
Fee-Earning AUM by Segment
(Dollars in Billions)
$129.0
$156.3
$157.6
Total AUM by Segment
(Dollars in Billions)
$158.7
$190.1
$190.3
Credit
Businesses
Hedge Fund
Solutions
Real
Estate
Private
Equity
Credit
Businesses
Hedge Fund
Solutions
Real
Estate
Private
Equity
Totals may not add due to rounding.
$35.8
$37.3 $37.2
$27.9
$36.6
$38.5
$37.2
$40.5
$40.2
$28.1
$41.7
$41.8
2Q'11 1Q'12 2Q'12
$46.7 $47.6 $46.6
$37.6
$48.3 $50.2
$40.6
$43.4
$42.9
$33.8
$50.8 $50.5
2Q'11 1Q'12 2Q'12

Blackstone
2Q’12 Available Capital Summary
$36 billion Dry Powder
(1)
Credit
Businesses
Hedge Fund
Solutions
Private
Equity
Real
Estate
Currently Earning
Performance Fees
Invested/Committed Not Yet
Earning Performance Fees
To Be Invested
(3)
$12 billion Not Yet Earning
Base Management Fees
(2)
$121 billion Performance
Fee Eligible AUM
Substantial levels of Dry Powder with $36 billion at the end of the second quarter.
$12 billion of Total AUM was not yet earning base management fees at the end of the quarter due largely to fund structures where fees are triggered by the deployment of capital.
$121 billion of Performance Fee Eligible AUM, including $49 billion currently earning Performance Fees.
(1) Represents illiquid drawdown funds only; excludes marketable vehicles; includes both Fee-Earning (third party) capital and GP/employee commitments which do not earn fees.  Amounts reduced by outstanding commitments to invest, but for which capital has not been called.
(2) Represents (i) committed uninvested capital of our Private Equity and Real Estate drawdown funds with closed investment periods, and (ii) committed uninvested capital for our Real Estate debt strategies drawdown funds, our Credit Businesses Mezzanine and Rescue Lending funds and our Hedge Fund Solutions Strategic Alliance Fund.
(3) Represents performance fee eligible Dry Powder.
Credit
Businesses
Hedge Fund
Solutions
Real
Estate
Private
Equity
$16.4
$12.3
$1.5
$5.6
$2.9
$2.0
$1.4
$5.4
$49.1
$37.7
$34.0

Blackstone
Distribution Calculation
Declared a quarterly distribution of $0.10 per common unit to record holders at the close of business on August
15, 2012; payable on August 31, 2012.
Generated $0.26 per common unit in the first two quarters of 2012 after retained capital relating to gains on
Blackstone’s own balance sheet investments.
Blackstone currently pays $0.10 per unit for the first three quarters of the year and any excess net of retained capital for the fourth quarter.

(1)
Pre-Tax DE represents Distributable Earnings before the deduction for Payable under the Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries.
(2)
Per Unit calculations are based Total Common Units Outstanding (see Appendix – Unit Rollforward); actual distributions are paid to applicable unitholders as of the record date.
(Dollars in Thousands, Except per Unit Data)
2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 YTD
Distributable Earnings ("DE") 190,878 $    125,745 $    178,186 $    162,121 $    188,404 $    350,525 $
Add: Other Payables Attributable to Common Unitholders 13,564 10,581 5,859 100 10,284 10,384
Pre-Tax DE
(1)
204,442 136,326 184,045 162,221 198,688 360,909
Less: Retained Capital (29,321) (29,129) (15,501) (29,833) (26,691) (56,524)
Pre-Tax DE Available for Distribution 175,121 107,197 168,544 132,388 171,997 304,385
% to Common Unitholders 44% 44% 45% 46% 47% 47%
Pre-Tax DE Available for Distribution to Common Unitholders 76,838 47,430 75,640 61,017 81,365 142,382
Less: Other Payables Attributable to Common Unitholders (13,564) (10,581) (5,859) (100) (10,284) (10,384)
Net Cash Available for Distribution to Common Unitholders 63,274 $      36,849 $      69,781 $      60,917 $      71,081 $      131,998 $
Per Common Unit
(2)
0.13 $         0.08 $         0.14 $         0.12 $         0.14 $         0.26 $
Actual Distribution per Common Unit 0.10 $         0.10 $         0.22 $         0.10 $         0.10 $         0.20 $

Blackstone 11
Balance Sheet Highlights
(1)
At June 30, 2012, Blackstone had $1.2 billion in cash and treasury cash management strategies.
Long-term debt of $1.0 billion from the 2009 and 2010 bond issuances.
On July 13, 2012, Blackstone amended its credit facility to extend the maturity to July 2017 and increase the facility size to $1.1 billion from $1.02 billion; there are currently no borrowings outstanding against the facility.
(Dollars in Millions)
2Q’12
Cash and Cash Equivalents $ 413
Treasury Cash Management Strategies 807
Liquid Investments (2) 132
Illiquid Investments (3) 2,013
Net Performance Fees 1,756
Total Net Value $ 5,121
Outstanding Bonds (at par) (4) $ 1,000
A/A+
rated by S&P / Fitch
$1.02 billion
undrawn credit revolver
$1.4 billion
total cash and liquid investments
$4.61
Net Performance
Fees
Treasury Cash
and Liquids
Private Equity
Real Estate
Other
Cash and Investments per Unit
$1.81
Illiquids
$5.1 billion
total net value
$1.22
$0.85
$0.74
$0.22
$1.58
(1) Preliminary.
(2) Primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit Businesses.
(3) Illiquids include Blackstone investments in all drawdown funds in Private Equity, Real Estate and Credit Businesses.
(4) $600M Bond issued in August 2009 maturing on August 15, 2019 (6.625% coupon) and $400M Bond issued in September 2010 maturing on March 15, 2021 (5.875% coupon).

Blackstone 12
GAAP Statement of Operations
(Dollars in Thousands, Except per Unit Data) (Unaudited)
2Q'11 2Q'12 % Change
Revenues
Management and Advisory Fees, Net 498,040 $          488,048 $          (2)%
Performance Fees
Realized Carried Interest 42,750                55,929                31%
Realized Incentive Fees 19,012                11,631                (39)%
Unrealized Carried Interest 611,159             84,290                (86)%
Unrealized Incentive Fees (670)                     (16,436)              n/m
Total Performance Fees 672,251             135,414             (80)%
Investment Income (Loss)
Realized 19,303                5,758                   (70)%
Unrealized 108,711             (10,519)              n/m
Total Investment Income (Loss) 128,014             (4,761)                n/m
Interest and Dividend Revenue
8,848                   9,267                   5%
Other 1,128                   (765)                     n/m
Total Revenues 1,308,281          627,203             (52)%
Expenses
Compensation and Benefits
Compensation
699,432             533,367             (24)%
Performance Fee Compensation
Realized Carried Interest 18,676                7,898                   (58)%
Realized Incentive Fees 9,036                   5,576                   (38)%
Unrealized Carried Interest 123,714             36,815                (70)%
Unrealized Incentive Fees (5,616)                (9,595)                (71)%
Total Compensation and Benefits 845,242             574,061             (32)%
General, Administrative and Other 126,118             135,737             8%
Interest Expense 14,185                13,773                (3)%
Fund Expenses (714)                     16,248                n/m
Total Expenses 984,831             739,819             (25)%
Other Income
Net Gains from Fund Investment Activities (74,654)              248,230             n/m
Income Before Provision for Taxes 248,796 $          135,614 $          (45)%
Provision for Taxes 64,199                41,337                (36)%
Net Income 184,597 $          94,277 $            (49)%
Net Loss Attributable to Redeemable Non-Controlling Interests in Consolidated Entities (140)                     (21,071)              n/m
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities (92,408)              243,339             n/m
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings 190,908             (53,027)              n/m
Net Income (Loss) Attributable to The Blackstone Group L.P. 86,237 $            (74,964) $           n/m
Net Income (Loss) per Common Unit, Basic and Diluted 0.18 $                  (0.14) $               n/m

Appendix

Blackstone 14
Total Segments
(1) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(2) Primarily placement fees.
2Q'12 vs. 2Q'11
(Dollars in Thousands)
2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 $ %
Revenues
Management and Advisory Fees, Net
Base Management Fees 316,474 $          322,371 $          336,753 $          395,506 $          381,344 $          64,870 $            20%
Advisory Fees 102,243             86,178                123,567             75,846                93,372                (8,871)                (9)%
Transaction and Other Fees, Net
(1) 103,561             41,793                43,796                38,471                49,453                (54,108)              (52)%
Management Fee Offsets
(2)
(8,675)                (7,703)                (8,479)                (13,050)              (7,973)                702                      8%
Total Management and Advisory Fees, Net 513,603             442,639             495,637             496,773             516,196             2,593                   1%
Performance Fees
Realized Carried Interest 42,752                (9,633)                12,387                13,560                55,929                13,177                31%
Realized Incentive Fees 17,463                17,530                51,837                5,279                   11,692                (5,771)                (33)%
Unrealized Carried Interest 611,157             (382,949)            311,162             298,796             84,290                (526,867)            (86)%
Unrealized Incentive Fees 1,686                   (82,227)              (17,436)              68,121                (17,074)              (18,760)              n/m
Total Performance Fees 673,058             (457,279)            357,950             385,756             134,837             (538,221)            (80)%
Investment Income (Loss)
Realized 30,732                31,647                16,697                23,492                9,360                   (21,372)              (70)%
Unrealized 106,837             (165,753)            39,028                59,914                (25,624)              (132,461)            n/m
Total Investment Income (Loss) 137,569             (134,106)            55,725                83,406                (16,264)              (153,833)            n/m
Interest Income and Dividend Revenue 9,283                   10,110                10,003                9,345                   10,391                1,108                   12%
Other 1,128                   (1,667)                5,695                   (1,207)                (828)                     (1,956)                n/m
Total Revenues 1,334,641          (140,303)            925,010             974,073             644,332             (690,309)            (52)%
Expenses
Compensation 272,392             238,207             225,438             254,772             268,884             (3,508)                (1)%
Performance Fee Compensation
Realized Carried Interest 18,675                (1,835)                13,206                7,938                   7,899                   (10,776)              (58)%
Realized Incentive Fees 9,036                   12,378                33,524                4,252                   5,575                   (3,461)                (38)%
Unrealized Carried Interest 123,713             (74,123)              62,399                84,543                36,815                (86,898)              (70)%
Unrealized Incentive Fees (5,616)                (37,312)              (14,401)              12,779                (9,596)                (3,980)                (71)%
Total Compensation and Benefits 418,200             137,315             320,166             364,284             309,577             (108,623)            (26)%
Other Operating Expenses 99,363                96,932                122,072             109,521             113,038             13,675                14%
Total Expenses 517,563             234,247             442,238             473,805             422,615             (94,948)              (18)%
Economic Income (Loss) 817,078 $          (374,550) $         482,772 $          500,268 $          221,717 $          (595,361) $         (73)%
Economic Net Income 804,181 $          (379,999) $         468,154 $          491,217 $          212,349 $          (591,832) $         (74)%
Fee Related Earnings 156,297 $          112,932 $          166,096 $          146,928 $          145,729 $          (10,568) $           (7)%
Distributable Earnings 190,878 $          125,745 $          178,186 $          162,121 $          188,404 $          (2,474) $             (1)%
Total Assets Under Management 158,703,173      157,698,448      166,228,504      190,074,167      190,267,831      31,564,658        20%
Fee-Earning Assets Under Management 129,001,206      132,934,377      136,756,753      156,261,446      157,646,521      28,645,315        22%
Weighted Average Fee-Earning AUM 126,636,310      131,458,996      136,876,758      154,354,070      156,426,744      29,790,434        24%
LP Capital Invested 3,654,820          4,753,161          3,406,264          2,719,433          2,403,624          (1,251,196)         (34)%
Total Capital Invested 3,856,171          5,012,262          3,992,488          2,806,886          2,525,648          (1,330,523)         (35)%

Blackstone 15
Private Equity
(1) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(2) Primarily placement fees.
2Q'12 vs. 2Q'11
(Dollars in Thousands)
2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 $ %
Revenues
Management Fees, Net
Base Management Fees 82,297 $         85,534 $         84,231 $         85,789 $         87,475 $         5,178 $           6%
Transaction and Other Fees, Net
(1)
52,353 21,430 23,879 18,097 14,951 (37,402) (71)%
(7,629) (6,498) (5,057) (3,782) (672) 6,957 91%
Total Management Fees, Net 127,021 100,466 103,053 100,104 101,754 (25,267) (20)%
Performance Fees
Realized Carried Interest 1,362 (17,966) (28,392) 3,933 28,781 27,419 n/m
Unrealized Carried Interest 187,190 (270,014) 83,777 34,051 (87,893) (275,083) n/m
Total Performance Fees 188,552 (287,980) 55,385 37,984 (59,112) (247,664) n/m
Investment Income (Loss)
Realized 3,021 20,548 3,512 13,911 (6,195) (9,216) n/m
Unrealized 76,947 (121,688) 25,091 16,469 (28,337) (105,284) n/m
Total Investment Income (Loss) 79,968 (101,140) 28,603 30,380 (34,532) (114,500) n/m
Interest Income and Dividend Revenue 3,197 3,396 3,651 2,420 3,114 (83) (3)%
Other 665 141 193 (215) 562 (103) (15)%
Total Revenues 399,403 (285,117) 190,885 170,673 11,786 (387,617) (97)%
Expenses
Compensation 64,633 52,388 45,611 52,547 53,775 (10,858) (17)%
Performance Fee Compensation
Realized Carried Interest 49 (2,443) (3,859) 320 804 755 n/m
Unrealized Carried Interest 29,309 (44,955) 7,953 (1,052) (8,259) (37,568) n/m
Total Compensation and Benefits 93,991 4,990 49,705 51,815 46,320 (47,671) (51)%
Other Operating Expenses 30,124 27,588 34,493 28,881 30,521 397 1%
Total Expenses 124,115 32,578 84,198 80,696 76,841 (47,274) (38)%
Economic Income (Loss) 275,288 $       (317,695) $     106,687 $       89,977 $         (65,055) $        (340,343) $     n/m
Total Assets Under Management 46,728,301 42,967,159 45,863,673 47,624,013 46,633,552 (94,749) (0)%
Fee-Earning Assets Under Management 35,778,240 37,006,024 37,237,791 37,323,635 37,159,452 1,381,212 4%
Weighted Average Fee-Earning AUM 35,734,164 36,670,087 37,147,118 37,491,735 37,434,520 1,700,356 5%
LP Capital Invested 667,341 1,377,715 1,093,745 643,044 102,899 (564,442) (85)%
Total Capital Invested 697,543 1,458,103 1,563,912 680,035 108,977 (588,566) (84)%
Management Fee Offsets
(2)

Blackstone 16
Real Estate
(1) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(2) Primarily placement fees.
2Q'12 vs. 2Q'11
(Dollars in Thousands)
2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 $ %
Revenues
Management Fees, Net
Base Management Fees 97,467 $         97,925 $         103,947 $       147,802 $       127,817 $       30,350 $         31%
49,288 19,551 19,128 14,412 25,151 (24,137) (49)%
(745) (880) (2,820) (8,627) (5,357) (4,612) n/m
Total Management Fees, Net 146,010 116,596 120,255 153,587 147,611 1,601 1%
Performance Fees
Realized Carried Interest 11,798 5,137 3,538 8,617 13,539 1,741 15%
Realized Incentive Fees 9,034 171 202 (1) 7,766 (1,268) (14)%
Unrealized Carried Interest 433,280 (119,192) 237,884 221,500 144,510 (288,770) (67)%
Unrealized Incentive Fees (3,822) (984) 1,806 7,914 (1,526) 2,296 60%
Total Performance Fees 450,290 (114,868) 243,430 238,030 164,289 (286,001) (64)%
Investment Income (Loss)
Realized 11,394 7,313 6,346 7,812 9,067 (2,327) (20)%
Unrealized 37,332 (26,060) 19,970 25,912 14,944 (22,388) (60)%
Total Investment Income (Loss) 48,726 (18,747) 26,316 33,724 24,011 (24,715) (51)%
Interest Income and Dividend Revenue 2,989 3,195 3,430 2,552 3,277 288 10%
Other 515 (1,390) (1,046) (709) (590) (1,105) n/m
Total Revenues 648,530 (15,214) 392,385 427,184 338,598 (309,932) (48)%
Expenses
Compensation 70,651 54,986 53,507 68,889 76,576 5,925 8%
Performance Fee Compensation
Realized Carried Interest 5,095 2,169 1,713 4,077 3,401 (1,694) (33)%
Realized Incentive Fees 4,287 82 91 2 3,871 (416) (10)%
Unrealized Carried Interest 92,392 (30,076) 57,866 54,275 31,677 (60,715) (66)%
Unrealized Incentive Fees (1,371) (434) (632) 3,768 (629) 742 54%
Total Compensation and Benefits 171,054 26,727 112,545 131,011 114,896 (56,158) (33)%
Other Operating Expenses 22,971 23,495 29,027 28,924 26,560 3,589 16%
Total Expenses 194,025 50,222 141,572 159,935 141,456 (52,569) (27)%
Economic Income (Loss) 454,505 $       (65,436) $        250,813 $       267,249 $       197,142 $       (257,363) $     (57)%
Total Assets Under Management 37,605,560 40,709,500 42,852,669 48,322,760 50,225,950 12,620,390 34%
Fee-Earning Assets Under Management 27,919,000 29,981,920 31,236,540 36,647,462 38,476,123 10,557,123 38%
Weighted Average Fee-Earning AUM 26,747,354 28,701,420 31,474,333 35,983,336 36,882,087 10,134,733 38%
LP Capital Invested 2,785,188 1,706,157 995,643 1,143,555 1,855,109 (930,079) (33)%
Total Capital Invested 2,938,859 1,805,654 1,064,690 1,172,883 1,954,731 (984,128) (33)%
Transaction and Other Fees, Net
(1)
Management Fee Offsets
(2)

Blackstone 17
Hedge Fund Solutions
2Q'12 vs. 2Q'11
(Dollars in Thousands)
2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 $ %
Revenues
Management Fees, Net
Base Management Fees 79,290 $         79,355 $         81,606 $         81,821 $         84,278 $         4,988 $           6%
Transaction and Other Fees, Net
(1)
861 740 470 92 65 (796) (92)%
Management Fee Offsets
(2) (196) (258) (402) (335) (375) (179) (91)%
Total Management Fees, Net 79,955 79,837 81,674 81,578 83,968 4,013 5%
Performance Fees
Realized Incentive Fees 667 5,764 4,148 3,298 1,175 508 76%
Unrealized Incentive Fees 3,441 (19,861) (2,059) 23,187 (10,981) (14,422) n/m
Total Performance Fees 4,108 (14,097) 2,089 26,485 (9,806) (13,914) n/m
Investment Income (Loss)
Realized 12,855 1,023 2,503 503 929 (11,926) (93)%
Unrealized (12,864) (10,034) (3,253) 8,371 (3,636) 9,228 72%
Total Investment Income (Loss) (9) (9,011) (750) 8,874 (2,707) (2,698) n/m
Interest Income and Dividend Revenue 472 500 537 386 495 23 5%
Other (38) 18 7,818 (127) 27 65 n/m
Total Revenues 84,488 57,247 91,368 117,196 71,977 (12,511) (15)%
Expenses
Compensation 31,674 30,667 38,525 28,233 34,559 2,885 9%
Performance Fee Compensation
Realized Incentive Fees 253 2,257 688 1,378 (345) (598) n/m
Unrealized Incentive Fees 2,955 (7,214) (865) 7,294 (2,820) (5,775) n/m
Total Compensation and Benefits 34,882 25,710 38,348 36,905 31,394 (3,488) (10)%
Other Operating Expenses 16,075 14,421 21,568 13,934 14,506 (1,569) (10)%
Total Expenses 50,957 40,131 59,916 50,839 45,900 (5,057) (10)%
Economic Income 33,531 $         17,116 $         31,452 $         66,357 $         26,077 $         (7,454) $          (22)%
Total Assets Under Management 40,578,219 40,373,092 40,534,768 43,351,275 42,888,946 2,310,727 6%
Fee-Earning Assets Under Management 37,244,509 37,231,013 37,819,636 40,543,772 40,161,179 2,916,670 8%
Weighted Average Fee-Earning AUM 36,993,058 37,658,240 38,452,740 39,904,474 40,528,701 3,535,643 10%
LP Capital Invested 49,409 354,971 288,237 4,661 - (49,409) (100)%
Total Capital Invested 55,393 375,000 304,500 5,502 - (55,393) (100)%
(1)
(2)
Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
Primarily placement fees.

Blackstone 18
Credit Businesses
(1) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(2) Primarily placement fees.
2Q'12 vs. 2Q'11
(Dollars in Thousands)
2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 $ %
Revenues
Management Fees, Net
Base Management Fees 57,420 $         59,557 $         66,969 $         80,094 $         81,774 $         24,354 $         42%
Transaction and Other Fees, Net
(1)
849 (26) 312 5,725 9,184 8,335 n/m
Management Fee Offsets
(2)
(105) (67) (200) (306) (1,569) (1,464) n/m
Total Management Fees, Net 58,164 59,464 67,081 85,513 89,389 31,225 54%
Performance Fees
Realized Carried Interest 29,592 3,196 37,241 1,010 13,609 (15,983) (54)%
Realized Incentive Fees 7,762 11,595 47,487 1,982 2,751 (5,011) (65)%
Unrealized Carried Interest (9,313) 6,257 (10,499) 43,245 27,673 36,986 n/m
Unrealized Incentive Fees 2,067 (61,382) (17,183) 37,020 (4,567) (6,634) n/m
Total Performance Fees 30,108 (40,334) 57,046 83,257 39,466 9,358 31%
Investment Income (Loss)
Realized 3,236 2,807 4,021 683 5,638 2,402 74%
Unrealized 5,437 (7,800) (2,877) 9,211 (9,156) (14,593) n/m
Total Investment Income (Loss) 8,673 (4,993) 1,144 9,894 (3,518) (12,191) n/m
Interest Income and Dividend Revenue 902 1,404 610 2,425 1,752 850 94%
Other (47) (132) (772) (238) (787) (740) n/m
Total Revenues 97,800 15,409 125,109 180,851 126,302 28,502 29%
Expenses
Compensation 33,071 40,533 25,435 37,143 42,845 9,774 30%
Performance Fee Compensation
Realized Carried Interest 13,531 (1,561) 15,352 3,541 3,694 (9,837) (73)%
Realized Incentive Fees 4,496 10,039 32,745 2,872 2,049 (2,447) (54)%
Unrealized Carried Interest 2,012 908 (3,420) 31,320 13,397 11,385 n/m
Unrealized Incentive Fees (7,200) (29,664) (12,904) 1,717 (6,147) 1,053 15%
Total Compensation and Benefits 45,910 20,255 57,208 76,593 55,838 9,928 22%
Other Operating Expenses 10,226 11,210 13,162 17,096 15,749 5,523 54%
Total Expenses 56,136 31,465 70,370 93,689 71,587 15,451 28%
Economic Income (Loss) 41,664 $         (16,056) $        54,739 $         87,162 $         54,715 $         13,051 $         31%
Total Assets Under Management 33,791,093 33,648,697 36,977,394 50,776,119 50,519,383 16,728,290 50%
Fee-Earning Assets Under Management 28,059,457 28,715,420 30,462,786 41,746,577 41,849,767 13,790,310 49%
Weighted Average Fee-Earning AUM 27,161,734 28,429,249 29,802,567 40,974,525 41,581,436 14,419,702 53%
LP Capital Invested 152,882 1,314,318 1,028,639 928,173 445,616 292,734 n/m
Total Capital Invested 164,376 1,373,505 1,059,386 948,466 461,940 297,564 n/m

Blackstone 19
Financial Advisory
2Q'12 vs. 2Q'11
(Dollars in Thousands)
2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 $ %
Revenues
Advisory Fees 102,243 $        86,178 $          123,567 $        75,846 $          93,372 $          (8,871) $           (9)%
Transaction and Other Fees, Net 210                    98                      7                        145                    102                    (108)                   (51)%
Total Advisory and Transaction Fees 102,453           86,276             123,574           75,991             93,474             (8,979)              (9)%
Investment Income (Loss)
Realized 226                    (44)                     315                    583                    (79)                     (305)                   n/m
Unrealized (15)                     (171)                   97                      (49)                     561                    576                    n/m
Total Investment Income (Loss) 211                    (215)                   412                    534                    482                    271                    n/m
Interest Income and Dividend Revenue 1,723                1,615                1,775                1,562                1,753                30                      2%
Other 33                      (304)                   (498)                   82                      (40)                     (73)                     n/m
Total Revenues 104,420           87,372             125,263           78,169             95,669             (8,751)              (8)%
Expenses
Compensation 72,363             59,633             62,360             67,960             61,129             (11,234)            (16)%
Total Compensation and Benefits 72,363             59,633             62,360             67,960             61,129             (11,234)            (16)%
Other Operating Expenses 19,967             20,218             23,822             20,686             25,702             5,735                29%
Total Expenses 92,330             79,851             86,182             88,646             86,831             (5,499)              (6)%
Economic Income (Loss) 12,090 $          7,521 $            39,081 $          (10,477) $         8,838 $            (3,252) $           (27)%

Blackstone 20
Fee-Earning AUM Net Flows
Fee-Earning AUM was up $1.4 billion from last quarter and up $28.6 billion or 22% from last year despite market losses and the negative impact of foreign currency translation.
Real Estate up 38% over the last year, including capital committed to our latest global buyout fund.
Hedge Fund Solutions continued its solid growth with just under $8 billion of gross inflows over the last twelve months.
Credit Businesses’ strong growth continued, up 49% from the same period last year, including $9.4 billion related to the first quarter 2012 acquisition of Harbourmaster.
2Q’12 Fee-Earning AUM Rollforward
(Dollars in Millions)
LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
(1)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions
(2)
Outflows: represent redemptions, client withdrawals and decreases in available capital
(3)
Realizations: represent realizations from the disposition of assets
(4)
Market Activity: gains/(losses) on portfolio investments and impact of foreign exchange rate fluctuations
Private Real Hedge Fund Credit Private Real Hedge Fund Credit
Equity Estate Solutions Businesses Total Equity Estate Solutions Businesses Total
1Q'12 37,324 $       36,647 $       40,544 $       41,747 $       156,261 $     2Q'11 35,778 $       27,919 $       37,245 $       28,059 $       129,001 $
Inflows (1) 299 2,499 1,219 1,760 5,777 Inflows
(1)
2,807 14,471 7,689 18,904 43,871
Outflows
(2)
- (61) (775) (825) (1,662) Outflows
(2)
(320) (1,895) (3,466) (3,495) (9,175)
Realizations
(3)
(456) (447) n/a (133) (1,036) Realizations
(3)
(1,069) (1,532) n/a (1,092) (3,693)
Net Inflows / (Outflows) (157) 1,991 444 801 3,079 Net Inflows 1,418 11,044 4,223 14,318 31,003
Market Activity
(4)
(7) (162) (826) (698) (1,694) Market Activity
(4)
(37) (487) (1,306) (527) (2,358)
2Q'12 37,159 $       38,476 $       40,161 $       41,850 $       157,647 $     2Q'12 37,159 $       38,476 $       40,161 $       41,850 $       157,647 $
QoQ Inc / (Dec) (0)% 5% (1)% 0% 1% YoY Inc 4% 38% 8% 49% 22%

Blackstone 21
Total AUM Net Flows
Total AUM roughly flat from last quarter and up $31.6 billion or 20% from last year despite the negative impact of foreign currency translation.
Private Equity market appreciation down $1.9 billion over the last year, driven by negative performance of our public portfolio.
Real Estate market appreciation up $2.9 billion over the last year as fundamentals continue to improve.
Credit Businesses’ strong growth continued, up 50% from the same period last year including the final closing of its latest
$4 billion Mezzanine fund and $9.6 billion related to the first quarter 2012 acquisition of Harbourmaster.
(1)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions
(2)
Outflows: represent redemptions, client withdrawals and decreases in available capital
(3)
Realizations: represent realizations from the disposition of assets
(4)
Market Activity: gains/(losses) on portfolio investments and impact of foreign exchange rate fluctuations
2Q’12 Total AUM Rollforward
(Dollars in Millions)
LTM Total AUM Rollforward
(Dollars in Millions)
Private Real Hedge Fund Credit Private Real Hedge Fund Credit
Equity Estate Solutions Businesses Total Equity Estate Solutions Businesses Total
1Q'12 47,624 $       48,323 $       43,351 $       50,776 $       190,074 $     2Q'11 46,728 $       37,606 $       40,578 $       33,791 $       158,703 $
Inflows 860 1,946 1,231 1,621 5,658 Inflows 5,457 12,656 7,360 22,608 48,080
Outflows (2) (69) (823) (1,170) (2,064) Outflows (15) (269) (3,720) (4,290) (8,294)
Realizations (403) (861) n/a (188) (1,452) Realizations (3,589) (2,626) n/a (1,394) (7,609)
Net Inflows 455 1,016 407 264 2,142 Net Inflows 1,853 9,760 3,640 16,923 32,177
Market Activity (1,445) 887 (870) (520) (1,948) (1,948) 2,860 (1,329) (195) (612)
2Q'12 46,634 $       50,226 $       42,889 $       50,519 $       190,268 $     2Q'12 46,634 $       50,226 $       42,889 $       50,519 $       190,268 $
QoQ Inc / (Dec) (2)% 4% (1)% (1)% 0% YoY Inc / (Dec) (0)% 34% 6% 50% 20%
Market Activity
(1)
(2)
(3)
(4)
(1)
(2)
(3)
(4)

Blackstone 22
Net Accrued Performance Fees
(1)
Blackstone had $1.8 billion of accrued performance fees, net of compensation, as of the end of the second quarter.
Net Accrued Performance Fees
(2) (3)
(Dollars in Millions, Except per Unit Data)
1Q'12 2Q'12 Per Unit
(4)
Change vs. 1Q'12
Private Equity
BCP IV Carried Interest 586 $                           532 $                           0.48 $                          (54) $
Other Carried Interest -                               1                                   0.00                             1
Total Private Equity 586                              533                              0.48                             (53)
Real Estate
BREP V Carried Interest 314                              377                              0.34                             63
BREP VI Carried Interest 496                              530                              0.48                             34
BREP VII Carried Interest 15                                 22                                 0.02                             7
BREP Int'l I Carried Interest 9                                   7                                   0.01                             (2)
BREP EU III Carried Interest 39                                 53                                 0.05                             14
BREDS Carried Interest 17                                 15                                 0.01                             (2)
BREDS Incentive Fees 4                                   4                                   0.00                             -
Asia Platform Incentive Fees 24                                 27                                 0.02                             3
Total Real Estate 918                              1,035                           0.93                             117
Hedge Fund Solutions
Incentive Fees 21                                 12                                 0.01                             (9)
Total Hedge Fund Solutions 21                                 12                                 0.01                             (9)
Credit Businesses
Carried Interest 95                                 106                              0.10                             11
Incentive Fees 74                                 70                                 0.06                             (4)
Total Credit Businesses 169                              176                              0.16                             7
Total Blackstone
Carried Interest 1,571                           1,643                           1.48                             72
Incentive Fees 123                              113                              0.10                             (10)
Performance Fees 1,694 $                        1,756 $                        1.58 $                          62 $
(1)
Preliminary.
(2)
Net Accrued Performance Fees are presented net  of compensation and do not include clawback amounts, if any, which are disclosed in the 10-Q/K.
(3)
Private Equity and Real Estate include Co-Investments.
(4)
Per Unit calculations are based on quarter-end Distributable Earnings Units Outstanding (see Appendix – Unit Rollforward).

Blackstone 23
Investment Records as of June 30, 2012
(1)
Notes on next page.
Committed Available Unrealized Investments Realized Investments Total Investments
Net IRRs
(4)
(Dollars in Thousands, Except Where Noted)
Capital
Capital
(2)
Value
MOIC
(3)
% Public Value
MOIC
(3)
Value
MOIC
(3)
Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $       - $                - $                n/a - 1,741,738 $    2.6x 1,741,738 $    2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,351 2.5x 3,256,351 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,973,378 167,776 20,150 0.5x 100% 9,160,904 2.3x 9,181,054 2.3x 14% 14%
Non-Contributed Funds 6,193,559 167,776 20,150 0.5x 100% 14,158,993 2.4x 14,179,143 2.4x 19% 19%
BCOM (Jun 2000 / Jun 2006) 2,137,330 202,433 420,861 0.5x 49% 2,407,519 1.8x 2,828,380 1.3x 18% 6%
BCP IV (Nov 2002 / Dec 2005) 6,773,138 293,165 4,966,740 1.7x 62% 14,253,335 3.1x 19,220,075 2.6x 60% 37%
BCP V (Dec 2005 / Jan 2011) 20,995,132 1,249,114 17,791,758 1.0x 16% 3,481,145 1.7x 21,272,904 1.1x 31% 1%
BCP VI (Jan2011 / Jan 2016)
(5) 15,219,872 12,273,206 1,738,542 1.0x 2% n/a n/a 1,738,542 1.0x n/a n/m
BEP (Aug 2011 / Aug 2017)
(5)
1,493,971 595,115 349,006 1.0x - n/a n/a 349,006 1.0x n/a n/m
Contributed Funds 46,619,443 14,613,033 25,266,907 1.1x 24% 20,141,999 2.5x 45,408,907 1.4x 44% 10%
Total Private Equity 52,813,002 $ 14,780,809 $ 25,287,057 $ 1.1x 24% 34,300,992 $ 2.5x 59,588,050 $ 1.6x 23% 14%
Real Estate
Dollar
Pre-BREP 140,714 $       - $                - $                n/m - 345,190 $       2.5x 345,190 $       2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/m - 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/m - 2,524,866 2.1x 2,524,866 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - 2,161 0.1x - 3,323,362 2.4x 3,325,523 2.3x 22% 21%
Non-Contributed Funds 3,242,469 - 2,161 0.1x 7,521,126 2.3x 7,523,287 2.3x 25% 25%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,336,058 0.8x 6% 2,856,053 2.5x 4,192,111 1.5x 82% 14%
BREP V (Dec 2005 / Feb 2007) 5,538,579 243,769 6,967,522 1.5x - 2,013,265 1.8x 8,980,787 1.6x 90% 9%
BREP VI (Feb 2007 / Aug 2011) 11,055,826 863,812 14,483,754 1.4x 5% 839,657 2.0x 15,323,411 1.4x 42% 9%
BREP VII (Aug 2011 / Feb 2017)
(6)
11,095,933 9,024,471 2,510,074 1.1x - 122,580 1.2x 2,632,654 1.1x 81% 33%
BREDS Drawdown (Various) 2,707,949 736,212 2,220,735 1.1x - 807,258 1.3x 3,027,993 1.2x 23% 13%
BREP Co-Investment (Various)
(7) - - 3,782,359 1.4x 1% 424,343 1.3x 4,206,702 1.4x 10% 11%
Contributed Funds 32,596,981 10,868,264 31,300,502 1.3x 2% 7,063,156 1.9x 38,363,658 1.4x 34% 10%
Total Dollar 35,839,450 $ 10,868,264 $ 31,302,663 $ 1.3x 2% 14,584,282 $ 2.1x 45,886,945 $ 1.5x 27% 15%
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 106,093 € 1.1x - 1,223,776 € 2.2x 1,329,869 € 2.0x 26% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,626,942 82,162 1,150,816 0.9x - 172,038 1.5x 1,322,854 1.0x 16% (3)%
BREP Europe III (Jun 2008 / Dec 2013) 3,194,504 2,165,390 1,620,362 1.5x - 15,712 2.8x 1,636,074 1.5x 49% 22%
Total Euro 5,645,618 € 2,247,552 € 2,877,271 € 1.2x - 1,411,526 € 2.1x 4,288,797 € 1.4x 25% 8%
Total Real Estate 42,958,303 $ 13,720,124 $ 34,924,920 $ 1.3x 2% 16,325,236 $ 2.1x 51,250,156 $ 1.5x 27% 14%
Credit Businesses
Mezzanine (Jul 2007 / Jul 2012) 6,120,000 $    3,264,616 $    3,759,438 $    1.2x - 1,433,168 $    1.6x 5,192,605 $    1.3x n/a 17%
Rescue Lending (May 2009 / May 2013) 3,253,143 1,325,640 2,519,227 1.2x - 1,079,902 1.1x 3,599,129 1.2x n/a 13%
Total Credit Businesses 9,373,143 $    4,590,256 $    6,278,665 $    1.2x - 2,513,070 $    1.4x 8,791,734 $    1.2x n/a n/a

Blackstone
Investment Records as of June 30, 2012 – Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
n/a
(1) Preliminary.
(2)  Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital.  This amount is not reduced by outstanding commitments to investments.
Additionally, the Real Estate segment has $1.2 billion of Available Capital that has been reserved for add-on investments in funds that are fully invested.
(3)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(4)
Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2012 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(5)
Returns for BCP VI and BEP are not meaningful as their initial investments occurred in May 2011 and August 2011, respectively.
(6)
BREP VII commenced its investment period in August 2011 and as of July 19, 2012 continues to raise capital.
(7)
BREP Co-Investment represents co-investment capital raised for various BREP investments.  The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.

Not applicable.
Not meaningful.

Blackstone
Reconciliation of GAAP to Non-GAAP Measures
Notes on next page.
(Dollars in Thousands)
2Q'11 3Q'11 4Q'11 1Q'12 2Q'12
Net Income (Loss) Attributable to The Blackstone Group L.P. 86,237 $         (274,567) $     (22,677) $        58,325 $         (74,964) $
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings 190,908 (402,079) 21,220 107,405 (53,027)
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities (92,408) (265,353) 466,452 212,293 243,339
Net Income Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
(140) (44,776) (9,634) 39,609 (21,071)
Net Income (Loss) 184,597 $       (986,775) $     455,361 $       417,632 $       94,277 $
Provision for Taxes 64,199 (7,637) 250,299 38,753 41,337
Income (Loss) Before Provision (Benefit) for Taxes 248,796 $       (994,412) $     705,660 $       456,385 $       135,614 $
IPO and Acquisition-Related Charges
(1)
430,829 264,068 147,808 244,897 268,936
Amortization of Intangibles
(2)
44,905 45,665 86,121 50,888 39,435
Income (Loss) Associated with Non-Controlling Interests in (Income) Loss of
Consolidated Entities
(3) 92,548 310,129 (456,817) (251,902) (222,268)
Economic Income (Loss) 817,078 $       (374,550) $     482,772 $       500,268 $       221,717 $
Taxes
(4) (12,897) (5,449) (14,618) (9,051) (9,368)
Economic Net Income (Loss) 804,181 $       (379,999) $     468,154 $       491,217 $       212,349 $
Taxes
(4)
12,897 5,449 14,618 9,051 9,368
Performance Fee Adjustment
(5)
(673,058) 457,279 (357,950) (385,756) (134,837)
Investment Income (Loss) Adjustment
(6)
(137,569) 134,106 (55,725) (83,406) 16,264
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(7)
4,038 (3,011) 2,271 6,310 1,892
Performance Fee Compensation and Benefits Adjustment
(8) 145,808 (100,892) 94,728 109,512 40,693
Fee Related Earnings 156,297 $       112,932 $       166,096 $       146,928 $       145,729 $
Realized Performance Fees
(9)
32,504 (2,646) 17,494 6,649 54,147
Realized Investment Income
(10)
30,732 31,647 16,697 23,492 9,360
Adjustment Related to Realized Investment Income -
Blackstone's Treasury Cash Management Strategies
(11)
(2,343) (309) (2,395) (5,897) (1,280)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(12)
(26,312) (15,879) (19,706) (9,051) (19,552)
Distributable Earnings 190,878 $       125,745 $       178,186 $       162,121 $       188,404 $
Interest 13,068 12,577 14,843 13,554 12,850
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(12)
26,312 15,879 19,706 9,051 19,552
Depreciation and Amortization 7,837 8,325 8,451 10,268 10,391
Adjusted EBITDA 238,095 $       162,526 $       221,186 $       194,994 $       231,197 $

Blackstone
Reconciliation of GAAP to Non-GAAP Measures – Notes
Note: Prior period amounts have been adjusted to conform to the current period presentation and definitions.  See also Appendix -
Definitions.
(1)   This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(2) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(3) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests in (Income) Loss of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated CLO Entities.
(4) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
(5) This adjustment removes from EI the total segment amount of Performance Fees.
(6) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(7) This adjustment represents the realized and unrealized gain on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(8) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(9) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(10) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(11) Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury cash management strategies which is a component of both Fee Related Earnings from Operations and Realized Investment Income (Loss).
(12) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision for Taxes and the payable under the Tax Receivable Agreement.

Blackstone 27
Calculation of Certain Non-GAAP Financial Metric Components
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(Dollars in Thousands)
2Q'12 Year-to-Date
Interest Income and Dividend Revenue 10,391 $        19,736 $
Other Revenue (828)                (2,035)
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(1)
1,892              8,202
Interest Income and Other Revenue 11,455 $        25,903 $
Realized Incentive Fees 11,692            16,971
Less: Realized Incentive Fee Compensation (5,575)             (9,827)
Net Realized Incentive Fees 6,117 $          7,144 $
Realized Carried Interest 55,929            69,489
Less: Realized Carried Interest Compensation (7,899)             (15,837)
Net Realized Carried Interest 48,030 $        53,652 $
Realized Investment Income 9,360              32,852
Adjustment Related to Realized Investment Income - Blackstone's Treasury Cash Management Strategies
(1)
(1,280)             (7,177)
Realized Investment Income 8,080 $          25,675 $
Unrealized Incentive Fees (17,074)          51,047
Less: Unrealized Incentive Fee Compensation 9,596              (3,183)
Net Unrealized Incentive Fees (7,478) $         47,864 $
Unrealized Carried Interest 84,290            383,086
Less: Unrealized Carried Interest Compensation (36,815)          (121,358)
Net Unrealized Carried Interest 47,475 $        261,728 $
Unrealized Investment Income (25,624)          34,290
Less: Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(1)
(1,892)             (8,202)
Less: Adjustment Related to Realized Investment Income - Blackstone's Treasury Cash Management Strategies
(1)
1,280              7,177
Unrealized Investment Income (26,236) $       33,265 $
Related Payables
(2)
10,184 $        10,184 $
(1)
See Appendix - Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(2)
Represents tax related payables including the payable under the tax receivable agreement.

Blackstone
Unit Rollforward
2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 YTD
Total GAAP Weighted-Average Common Units Outstanding - Basic 476,289,647 487,189,657 490,511,637 506,985,529 528,778,977 517,882,253
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units 7,353,999 - - 10,404,029 - -
Total GAAP Weighted-Average Common Units Outstanding - Diluted 483,643,646 487,189,657 490,511,637 517,389,558 528,778,977 517,882,253
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 625,526,089 616,168,175 613,105,891 602,817,069 591,155,160 596,986,114
Weighted-Average Unvested Deferred Restricted Common Units - 7,243,768 12,469,282 - 4,820,609 7,612,319
Weighted-Average Economic Net Income Adjusted Units 1,109,169,735 1,110,601,600 1,116,086,810 1,120,206,627 1,124,754,746 1,122,480,686
Economic Net Income Adjusted Units, End of Period 1,110,129,505 1,110,027,706 1,108,034,890 1,119,829,138 1,122,067,386 1,122,067,386
Total Common Units Outstanding
(1)
483,765,891 488,178,170 495,599,976 510,868,415 525,464,110 525,464,110
Adjustments:
Blackstone Holdings Partnership Units 618,779,283 615,164,340 608,718,156 597,566,417 585,315,742 585,315,742
Distributable Earnings Units Outstanding
(2)
1,102,545,174 1,103,342,510 1,104,318,132 1,108,434,832 1,110,779,852 1,110,779,852

(1)
Common Unitholders receive Tax Benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from
Distributable Earnings of the Payable under the Tax Receivable Agreement and certain other tax-related payables.
(2)
Excludes units which are not entitled to distributions.

Blackstone
Definitions
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments.  EI represents segment net income before taxes excluding transaction-
related charges.  Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions.  Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions.  EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes.  Taxes represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses) from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies.
Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits.  FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-
related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships.  DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds.
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses.  Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the payable under the tax receivable agreement.
DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue,
(c) Other Revenue, (d) Realized Performance Fees, and (e) Realized Investment Income (Loss); less (a) Compensation, (b) Realized Performance
Fee Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under the Tax Receivable
Agreement.  DE is reconciled to Blackstone’s Consolidated Statement of Operations.  It is Blackstone’s current intention that on an annual basis it will distribute to unitholders all of its DE, less realized investment gains and returns of capital from investments and acquisitions, in excess of amounts determined by its general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future distributions to its unitholders for any ensuing quarter.

Blackstone
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2011, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.